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               EXHIBIT 13


ALLEGIANCE VARIABLE ANNUITY
SCHEDULE OF COMPUTATION OF PERFORMANCE

The following examples are calculated in accordance with the methods described in the Prospectus and Statement of Additional Information:

1. NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

The formula for calculating non-standard average annual total return is as follows:
                      n
               ( ERV )
               ( --- ) -1
               (  P  )
Where:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
 P = hypothetical initial investment of $1,000 n = 1/number of years

EXAMPLES AT AUV:

MONEY MARKET SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,027.38 )
  (   -------- ) -1  =  3.29%
  (    1,000   )

INVESTMENT GRADE BOND SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,022.33 )
  (   -------- ) -1  =  2.69%
  (    1,000   )


HIGH YIELD BOND SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,081.20 )
  (   -------- ) -1  =  9.82%
  (    1,000   )

BALANCED SUBACCOUNT

2/27/96-12/31/96


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                1.2
  ( $ 1,080.08 )
  (   -------- ) -1  =  9.68%
  (    1,000   )

GROWTH & INCOME SUBACCOUNT

2/27/97-12/31/96
              1.2
  ( $ 997.53 )
  (  ------- ) -1  =  -0.30%
  (   1,000  )

GROWTH SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,184.35 )
  (   -------- ) -1  =  22.51%
  (    1,000   )

EMERGING GROWTH SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,034.36 )
  (   -------- ) -1  =  4.14%
  (    1,000   )

INTERNATIONAL SUBACCOUNT

2/27/96-12/31/96
                1.2
  ( $ 1,098.48 )
  (   -------- ) -1  =  11.93%
  (    1,000   )

2. NON-STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

The formula for calculating the non-standard cumulative total return is as follows:
                  ERV-P
                  -----
                    P
WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
 P  = hypothetical initial investment of $1,000

EXAMPLES AT AUV:

MONEY MARKET SUBACCOUNT

2/27/96-12/31/96


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$1,027.38-1,000
---------------  =  2.74%
    1,000

INVESTMENT GRADE BOND SUBACCOUNT

2/27/96-12/31/96

$1,022.33-1,000
---------------  =  2.23%
    1,000

HIGH YIELD BOND SUBACCOUNT

2/27/96-12/31/96

$1,081.20-1,000
---------------  =  8.12%
    1,000

BALANCED SUBACCOUNT

2/27/96-12/31/96

$1,080.08-1,000
---------------  =  8.01%
    1,000

GROWTH & INCOME SUBACCOUNT

2/27/96-12/31/96

$  997.53-1,000
---------------  = -0.25%
     1,000

GROWTH SUBACCOUNT

2/27/96-12/31/96

$ 1,184.35-1,000
----------------  = 18.44%
     1,000

EMERGING GROWTH SUBACCOUNT

2/27/96-12/31/96

$ 1,034.36-1,000
----------------  =  3.44%
     1,000

INTERNATIONAL SUBACCOUNT


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2/27/96-12/31/96

$ 1,098.48-1,000
----------------  =  9.85%
     1,000

3. STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

The formula for calculating Standard average annual total return is as follows:

                        n
                 ( ERV )
                 ( --- )  -1
                 (  P  )

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming the deferred sales load would have been 7% and the $30 annual administrative fee was charged.
 P = hypothetical initial investment of $1,000 n = 1/number of years

EXAMPLES AT AUV:

MONEY MARKET SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 927.56 )
   (  ------- ) -1  =  -8.63%
   (   1,000  )

INVESTMENT GRADE BOND SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 922.87 )
   ( -------- ) -1  =  -9.18%
   (   1,000  )

HIGH YIELD BOND SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 977.62 )
   ( -------- ) -1  =  -2.68%
   (   1,000  )


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BALANCED SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 976.57 )
   ( -------- ) -1  =  -2.80%
   (  1,000   )

GROWTH & INCOME SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 899.81 )
   ( -------- ) -1  =  -11.90%
   (  1,000   )

GROWTH SUBACCOUNT

2/27/96-12/31/96
                 1.2
   ( $ 1,073.55 )
   ( ---------- ) -1  =  8.89%
   (   1,000    )

EMERGING GROWTH SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 934.05 )
   ( -------- ) -1  =  -7.86%
   (   1,000  )

INTERNATIONAL SUBACCOUNT

2/27/96-12/31/96
               1.2
   ( $ 993.69 )
   ( -------- ) -1  =  -0.76%
   (  1,000   )

4. STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

The formula for calculating the standard cumulative total return is as follows:

                  ERV-P
                  -----
                    P
WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming the deferred sales load would have been 7% and the $30 annual administrative fee was charged.
 P  = hypothetical initial investment of $1,000


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EXAMPLES AT AUV:

MONEY MARKET SUBACCOUNT

2/27/96-12/31/96

   $ 927.56-1,000
     ------------  =  -7.24%
       1,000

INVESTMENT GRADE BOND SUBACCOUNT

2/27/96-12/31/96

   $ 922.87-1,000
     ------------  =  -7.71%
       1,000

HIGH YIELD BOND SUBACCOUNT

2/27/96-12/31/96

   $ 977.62-1,000
     ------------  =  -2.24%
       1,000

BALANCED SUBACCOUNT

2/27/96-12/31/96

   $ 976.57-1,000
     ------------  =  -2.34%
       1,000

GROWTH & INCOME SUBACCOUNT

2/27/96-12/31/96

   $ 899.81-1,000
     ------------  =  -10.02%
       1,000

GROWTH SUBACCOUNT

2/27/96-12/31/96

   $ 1,073.55-1,000
     --------------  =  7.35%
       1,000

EMERGING GROWTH SUBACCOUNT

2/27/96-12/31/96


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    $ 934.05-1,000
      ------------  =  -6.59%
        1,000

INTERNATIONAL SUBACCOUNT

2/27/96-12/31/96

   $ 993.69-1,000
     ------------  =  -0.63%
        1,000